PROSPECTUS SUPPLEMENT DATED DECEMBER 14, 2007

THE PURPOSE OF THIS MAILING IS TO PROVIDE YOU WITH CHANGES TO THE CURRENT PROSPECTUSES FOR THE CASH MANAGEMENT, CORPORATE, INSTITUTIONAL, PERSONAL INVESTMENT, PRIVATE INVESTMENT, RESERVE AND RESOURCE CLASSES, AS APPLICABLE, OF THE PORTFOLIO LISTED BELOW:

Tax-Free Cash Reserve Portfolio

At a meeting held on December 13, 2007, the Board of Trustees of AIM Tax-Free Investment Trust (the "Trust") approved for the series portfolio listed above (the "Fund") each of the following items, each of which also requires approval by Fund shareholders:

- A new sub-advisory agreement between A I M Advisors, Inc. ("AIM") and each of AIM Funds Management Inc., INVESCO Asset Management Deutschland, GmbH, INVESCO Asset Management Ltd., Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc. and Invesco Senior Secured Management, Inc. AIM and the Trust's Board of Trustees (the "Board") believes that the proposed sub-advisory agreement would benefit the Fund and its shareholders by permitting AIM to utilize the additional resources and talent of these nine affiliated sub-advisers in managing the Fund. Because AIM would pay all of the sub-advisory fees of the sub-advisers, the proposed sub-advisory agreement would not affect the fees the Fund pay to AIM pursuant to their advisory agreement.

- An amendment to the Trust's Agreement and Declaration of Trust that would permit the Board to terminate the Trust, a Fund or a share class without a shareholder vote. The proposed amendment would give the Board the flexibility to terminate a Trust, a Fund or a share class of a Fund if circumstances warrant without the commensurate expense of seeking a shareholder vote. The Board would terminate a Trust, a Fund or a share class only if they found that doing so was in the best interests of the shareholders of the Trust, Fund or share class, as applicable.

- An agreement and plan of reorganization (the "Plan"), which provides for the restructuring of the Fund as a new series portfolio (the "New Fund") of Short-Term Investments Trust ("STIT"), an existing open-end management investment company organized as a Delaware statutory trust, the transfer of all of the Fund's assets and liabilities to the new series portfolio and the termination of the Fund as a designated series of the Trust (the "Restructuring"). The operations of the New Fund following the Restructuring will be substantially similar to those of the Fund. STIT, like the Trust, operates as an open-end management investment company.

The Board of Trustees has called a meeting of the Fund's shareholders to be held on or about February 29, 2008, to vote on these and other proposals. Only shareholders of record as of November 30, 2007, will be entitled to vote at the meeting. Proposals other than the Restructuring that are approved by shareholders are expected to become effective on or about May 1, 2008. If approved by shareholders and certain closing conditions required by the Plan are satisfied, the proposed Restructuring is expected to be consummated on or about April 30, 2008. If shareholders of the Fund do not approve the proposed Restructuring, the Fund will continue to operate as a series of the Trust.

Effective December 7, 2007, for all classes other than Institutional Class, the following replaces in its entirety the information appearing under the heading "SHAREHOLDER INFORMATION -- DISTRIBUTION AND SERVICE (12b-1) FEES":

                  "The fund has adopted a 12b-1 plan with respect to each class other than the Institutional Class, that allows the fund to pay distribution and service fees to A I M Distributors, Inc. (the distributor) for the sale and distribution of its shares and fees for services provided to investors. Because the fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges."

Effective December 13, 2007, Sweep Class shares of the Fund were abolished and all references to Sweep Class in the prospectus are hereby removed.

On or about March 31, 2008, the following entities that service the AIM Funds will be changing their names as follows:

CURRENT NAME                                                NEW NAME
A I M Advisors, Inc.                                        Invesco Aim Advisors, Inc.
A I M Capital Management, Inc.                              Invesco Aim Capital Management, Inc.
A I M Distributors, Inc.                                    Invesco Aim Distributors, Inc.
AIM Investment Services, Inc.                               Invesco Aim Investment Services, Inc.
A I M Management Group Inc.                                 Invesco Aim Management Group, Inc.
AIM Private Asset Management, Inc.                          Invesco Aim Private Asset Management, Inc.
INVESCO Asset Management Limited                            Invesco Asset Management Limited

In addition, the following entities that service the AIM Funds have changed their names as follows:

OLD NAME                                                    NEW NAME
INVESCO Asset Management (Japan) Limited                    Invesco Asset Management (Japan) Limited
INVESCO Global Asset Management (N.A.), Inc.                Invesco Global Asset Management (N.A.), Inc.
INVESCO Hong Kong Limited                                   Invesco Hong Kong Limited
INVESCO Institutional (N.A.), Inc.                          Invesco Institutional (N.A.), Inc.
INVESCO Senior Secured Management, Inc.                     Invesco Senior Secured Management, Inc.

STATEMENT OF ADDITIONAL INFORMATION SUPPLEMENT DATED DECEMBER 14, 2007

THE PURPOSE OF THIS MAILING IS TO PROVIDE YOU WITH CHANGES TO THE CURRENT STATEMENT OF ADDITIONAL INFORMATION FOR CASH MANAGEMENT, CORPORATE, INSTITUTIONAL, PERSONAL INVESTMENT, PRIVATE INVESTMENT, RESERVE AND RESOURCE CLASS SHARES, AS APPLICABLE, OF THE FUND LISTED BELOW:

Tax-Free Cash Reserve Portfolio

Effective December 7, 2007, all references to Fund Management Company or FMC in the statement of additional information, except in Appendix C, Appendix K and Appendix M, will be replaced with A I M Distributors, Inc. or ADI, respectively.

Effective December 13, 2007, Sweep Class shares of the Fund were abolished and all references to Sweep Class in the Statement of Additional Information are hereby removed.

Effective December 31, 2007, Miss Ruth Quigley will retire as a trustee of the Trust and at such time any reference to Miss Quigley serving as a trustee or committee member is hereby removed.

On or about March 31, 2008, the following entities that service the AIM Funds will be changing their names as follows:

CURRENT NAME                               NEW NAME
A I M Advisors, Inc.                       Invesco Aim Advisors, Inc.
A I M Capital Management, Inc.             Invesco Aim Capital Management, Inc.
A I M Distributors, Inc.                   Invesco Aim Distributors, Inc.
AIM Investment Services, Inc.              Invesco Aim Investment Services, Inc.
A I M Management Group Inc.                Invesco Aim Management Group, Inc.
AIM Private Asset Management, Inc.         Invesco Aim Private Asset Management, Inc.
INVESCO Asset Management Limited           Invesco Asset Management Limited

In addition, the following entities that service the AIM Funds have changed their names as follows:

OLD NAME                                      NEW NAME
INVESCO Asset Management (Japan) Limited      Invesco Asset Management (Japan) Limited
INVESCO Global Asset Management (N.A.), Inc.  Invesco Global Asset Management (N.A.), Inc.
INVESCO Hong Kong Limited                     Invesco Hong Kong Limited
INVESCO Institutional (N.A.), Inc.            Invesco Institutional (N.A.), Inc.
INVESCO Senior Secured Management, Inc.       Invesco Senior Secured Management, Inc.